Exhibit 10.37

ADDENDUM TO COMMERCIAL LEASE BETWEEN

CRUISER LANE LLC & XTANT MEDICAL, INC.

Dated September 8, 2025

The parties to this Addendum to Commercial Lease are Cruiser Lane, LLC (hereinafter known as Landlord) and Xtant Medical, Inc., (referred to as Tenant). This document serves as an Addendum to the collective Commercial Lease and supporting documents (effective February 1, 2012) and the subsequent lease renewal, dated July 1, 2022.

The parties have agreed to renew the current lease agreement terminating October 31, 2025 and will execute the new addendum herein.

1.	Term: As permitted through mutual agreement of both parties, the new term of said lease shall be a period of five (5) years.

2.	Renewal option: At the end of the five-year term, Tenant has the option to renew said lease for two additional five-year terms. Landlord, at that time, has the option to renegotiate lease rates.

3.	Rents: The rental rate shall adjust as outlined in the table below through the first five-year term beginning November 1, 2025 and adjusting on November 1 of the applicable year.

Year 1 (11/1/2025 – 10/31/2026)	$ 14.50 / SF
Year 2 (11/1/2026 – 10/31/2027)	$ 15.00 / SF
Year 3 (11/1/2027 – 10/31/2028)	$ 15.00 / SF
Year 4 (11/1/2028 – 10/31/2029)	$ 15.50 / SF
Year 5 (11/1/2029 – 10/31/2030)	$ 15.50 / SF

4.	All other terms and addendums of the original contract of 2012 remain in full force and effect.

Signed and Dated:

/s/ Ronald R. Pierzina	Date:	9-11-2025
Ronald R. Pierzina
Managing Partner
Cruiser Lane, LLC

/s/ Laura J Pierzina	Date:	9-11-2025
Laura J Pierzina
Managing Partner
Cruiser Lane, LLC

/s/ Scott Neils	Date:	09/08/2025
Scott Neils
Chief Financial Officer
Xtant Medical, Inc.